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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                               ------------------

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               ------------------

       Date of Report (Date of earliest event reported): October 11, 1999

                               -------------------

                              PAPER WAREHOUSE, INC.
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             (Exact name of registrant as specified in its charter)

         MINNESOTA                    0-23389                41-1612534
         ---------                    -------                ----------
(State or other jurisdiction        (Commission           (I.R.S. Employer
    of Incorporation)               File Number)         Identification No.)


       7630 EXCELSIOR BOULEVARD, MINNEAPOLIS, MINNESOTA        55416
------------------------------------------------------------------------------
          (Address of principal executive offices)           (zip code)


       Registrant's telephone number, including area code: (612) 936-1000


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Paper Warehouse, Inc. (the "Company") has dismissed its independent auditors, KPMG, effective as October 11, 1999. The Company's Board of Directors approved this action upon recommendation of its Audit Committee. The reports of KPMG on the Company's financial statements for the fiscal years ended January 29, 1999 (the "1998 fiscal year") and January 30, 1998 (the "1997 fiscal year") did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principals. During the 1997 fiscal year, the 1998 fiscal year and the period since the end of the 1998 fiscal year, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the disagreements in connection with its report. In addition, during the 1997 fiscal year, the 1998 fiscal year and the period since the end of the 1998 fiscal year, there were no "reportable events" within the meaning of Item 304 of Regulation S-K under the Securities Act of 1933, as amended.

         On October 18, 1999, the Company retained the accounting firm of Grant Thornton to audit the financial statements of the Company for the 2000 fiscal year. The Company's Board of Directors approved this action upon recommendation of its Audit Committee. The Company has authorized KPMG to respond fully to any inquiries from Grant Thornton and to make its work papers available to Grant Thornton.

ITEM 5.  OTHER EVENTS.

         CHANGE IN TRANSFER AGENT. On September 13, 1999, the Company notified Firstar Trust Company of their dismissal as the Company's transfer agent and registrar. The Company has appointed Norwest Bank Minnesota, N.A. to serve as the Company's transfer agent and registrar, effective October 25, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         a.       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  None.

         b.       PRO FORMA FINANCIAL INFORMATION.

                  None.

         c.       EXHIBITS.

                  16.1   Letter regarding change in certifying accountant.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PAPER WAREHOUSE, INC.



Dated:  October 18, 1999                 By /s/ Cheryl W. Newell
                                            --------------------------------
                                            Cheryl W. Newell
                                            Chief Financial Officer


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                                INDEX TO EXHIBITS


ITEM                                                      METHOD OF FILING
----                                                      ----------------
16.1           Letter regarding change in certifying      To be filed via
               accountant.                                amendment.